EQUIFY

MASTER LEASE AGREEMENT
No. 17348L

THIS MASTER LEASE AGREEMENT (the "Master Agreement") is dated as of **May 29, 2025** between **NextNRG, Inc.**, a(n) Delaware Corporation, with an address of 407 Lincoln Road, Suite 9F, Miami Beach, FL 33139 ("**Lessee**"), and **EQUIFY FINANCIAL, LLC**, with an address of 6500 West Freeway, Suite 900, Fort Worth, TX 76116 ("**Lessor**").

1. **AGREEMENT TO LEASE.** This Master Agreement contains the terms and conditions on which Lessor will lease to Lessee, and Lessee will Lease from Lessor, property specified in lease schedules ("**Schedules**") that may be entered into by Lessor and Lessee from time to time (such personal property, any related software embedded therein or otherwise forming part thereof, any and all replacements, substitutions, improvements, repairs, additions, attachments, accessories and accessions thereto and all proceeds thereof (unless the context otherwise clearly requires) are herein referred to as the "**Equipment**" and sometimes individually as an "**Item**"). Each Schedule shall incorporate the terms of this Master Agreement and shall constitute a separate lease or financing, as indicated on such Schedule, of the items listed or described as Equipment on such Schedule. The term "**Lease**" refers to each Schedule with this Master Agreement incorporated. Anything herein to the contrary notwithstanding this Master Lease is not a commitment to enter into any Lease and Lessor shall have no obligation to execute any Schedule, lease or finance any property, or enter into any transaction with Lessee unless expressly agreed in writing. As to each Lease, Lessor shall have no obligation to lease or finance any Equipment until all conditions to funding are completed to the satisfaction of Lessor.

2. **DELIVERY AND ACCEPTANCE OF EQUIPMENT.** The Equipment is to be delivered at Lessee's expense to the location specified in the Lease and shall be deemed to have been accepted by Lessee for all purposes under the Lease upon the date (the "**Commencement Date**") indicated on an Acceptance Certificate executed by Lessee. Lessee acknowledges and agrees that certain Lessee obligations, including, but not limited to, providing insurance under Section 10, commence prior to the Commencement Date and may be binding on Lessee whether or not the Equipment is accepted.

3. **TERM AND RENT; FINANCE LEASE. (a)** The term of each Lease (the "**Initial Lease Term**" and together with any renewal or extension permitted hereby, the **"Term"**) shall commence on the Commencement Date and shall continue for the number of months set forth in the Lease from (i) the Commencement Date if the Commencement Date is the first (1st) day of the month, or (ii) from the first (1st) day of the first (1st) month following the Commencement Date if the Commencement Date is not the first (1st) day of the month, in either case unless cancelled, terminated or extended as provided herein.

(b) Lessee agrees to pay to Lessor all rent (the "**Rent**") monthly in advance, and to pay all other amounts due under each Lease as and when required hereunder, starting on the first (1st) day of the first (1st) calendar month following the Commencement Date and continuing on the first (1st) day of each successive month for the entire Term, as indicated in such Lease. If the Commencement Date is not the first (1st) day of the month, Lessee agrees to pay interim rent calculated on a per diem basis (1/30th of a monthly Rent payment) until the first (1st) day of the first month following the Commencement Date. The day the first Rent payment is due and payable is herein called the **"First Rent Payment Date"**. Interim rent shall be due, together with the first Rent payment, on the first Rent payment date unless otherwise specified by Lessor. All Rent shall be paid to Lessor in legal tender of the United States of America in immediately available funds at the address provided above for Lessor or at such other place as Lessor shall specify in writing without invoice or other written demand. The monthly Rent payment indicated in each Lease is based on the estimated cost to Lessor of the Equipment, and if the actual cost of the Equipment (which may include delivery, installation and other soft costs) differs from such estimated cost, then (i) Lessor is authorized to make adjustments of ten percent (10%) or less, upwards or downwards to the monthly Rent payments and other amounts due, in order to provide the same yield to Lessor as would have been obtained if the actual cost had been the same as the estimated cost. Lessee agrees to execute a document, effecting such adjustments. If a contemplated Lease transaction is not consummated for any reason other than malfeasance by Lessor, any Security Deposit or Advance Rent (as such terms are hereinafter defined) may be retained by Lessor as partial compensation for costs and expenses incurred in preparation for the transaction. If any Rent or other amount due under a Lease is not received when due, Lessee shall pay a late charge equal to five percent (5%) of the overdue amount, together with interest at the rate of eighteen percent (18%) per annum, provided that no late charge shall exceed the maximum amount permitted by applicable law.

(c) Unless otherwise stated in the Lease, Lessee shall pay to Lessor, on or before the First Rent Payment Date, two full Payments (the **"Advance Rent"**), one to be applied to Lessee's obligation to pay the first Payment and the other to be applied to the last Payment due under the Lease, being held without interest and not segregated by Lessor.

4. **TAXES AND OTHER CHARGES; REGISTRATION.** Using the procedure provided in this Section, Lessee shall pay and be responsible for all license and registration fees, and all sales, use, gross receipts, licensing, privilege, personal property, stamp, intangibles, excise, ad valorem, environmental and other fees, taxes, levies, duties, charges or withholdings in any way arising with respect to any Lease, any Equipment or upon the return or purchase of the Equipment in accordance with the terms hereof and any

penalties, late fees and other charges relating thereto, and any other similar taxes (collectively, "**Taxes**"), excluding Taxes that are not in the nature of sales or rental taxes, and are on Lessor's taxable net income (other than any amounts included in Lessor's taxable income due to Lessee's modification of the Equipment, whether or not permitted by Lessor).

Lessee shall properly file all reports and returns with respect to Taxes, promptly pay all Taxes and furnish Lessor with evidence of compliance with this Section. Lessee will indemnify and hold Lessor harmless from all Taxes; provided, if so required by Lessor, Lessee shall furnish any information requested by Lessor and shall reimburse Lessor upon demand for any Taxes paid by Lessor. Lessee's obligations under this Section shall survive the expiration, cancellation or termination of any Lease or this Master Agreement.

5. **INDEMNITY.** Lessee shall indemnify, hold harmless and defend Lessor and its officers, directors, employees, successors and/or assigns (each, and "**Indemnitee**") against any and all claims, demands, suits and legal proceedings, in any way arising out of or involving the Equipment, this Master Lease and/or any Lease or other document entered into in connection herewith (all of the foregoing hereinafter collectively referred to as "**Actions**"), including the liability of Lessee or any Indemnitee for negligence, tort, strict liability, patent or other intellectual property infringement, environmental liability, and all Attorneys' Fees, amounts paid in settlement, damages, court costs and any and all other expenses. The term "**Attorneys' Fees**" as used herein shall include any and all attorneys' fees that are incurred by am Indemnitee incident to, arising out of, or in any way in connection with, any Action or an Indemnitee's enforcement of its rights and interests with respect to any Equipment, this Master Lease and/or any Lease or other document entered into in connection therewith.

6. **POSSESSION; INSPECTION; PERSONAL PROPERTY.** Provided that an Event of Default or an event that with notice or lapse of time would become an Event of Default has not occurred and is continuing under any Lease, Lessor shall not interfere with Lessee's quiet possession of the Equipment during the Term. Lessor or an agent of Lessor may enter the location where any item of Equipment is located at reasonable times and upon reasonable notice to inspect the Equipment, and if any Equipment is mobile Equipment, Lessee shall inform Lessor immediately upon Lessor's request the precise location of any such item of mobile Equipment. The Equipment shall not constitute, and Lessee shall ensure that it shall not constitute, real property or fixtures and the parties agree that the Equipment is and shall be removable from, and is not essential to, the premises where the Equipment is located. Ownership of all attachments, additions or replacements is automatically transferred to Lessor unless waived by Lessor. Upon the request of Lessor, Lessee shall obtain a written landlord's or mortgagee's acknowledgement and waiver in form and substance reasonably satisfactory to Lessor from person having any interest in the real estate upon which the Equipment is located.

7. **DISCLAIMER OF WARRANTIES; LIMITATION OF LIABILITY.** LESSEE ACKNOWLEDGES AND AGREES THAT THE EQUIPMENT IS LEASED "AS IS", "WHERE IS", "AND WITH ALL FAULTS"; LESSOR DOES NOT MAKE AND HEREBY DISCLAIMS ANY AND ALL WARRANTIES EITHER EXPRESSED OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS TITLE, DESCRIPTION, DESIGN, CONDITION, CAPACITY, DURABILITY, QUALITY OF MATERIAL OR WORKMANSHIP, CONFORMITY OF ANY DESCRIPTION OR PATENT, TRADEMARK OR COPYRIGHT, OR OTHERWISE WITH RESPECT TO ANY CHARACTERISTICS OF THE EQUIPMENT WHATSOEVER AND LESSOR AND LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT NOR THE MANUFACTURER'S OR SUPPLIER'S AGENT AND NO SUCH PERSON IS LESSOR'S AGENT FOR ANY PURPOSE. Lessor is not responsible for any repairs or service to the Equipment, defects therein or failures in the operation thereof or for any indirect special, incidental, or consequential damages. Lessee has made the selection of each item of Equipment based on its own judgment and expressly disclaims any reliance upon any statements or representations made by Lessor. Lessee assigns to Lessor all rights, but no obligations, under any purchase order or other supply contract issued or executed in connection with any Lease and no provision of the purchase order or other supply contract will be deemed (i) incorporated into this Master Agreement or any Lease, or (ii) to supplement, modify or amend the terms of any Lease. Provided that no Event of Default or an event that with notice or lapse of time would become an Event of Default has occurred and is continuing under any Lease, Lessor assigns to Lessee, to the extent assignable, any representations, covenants and warranties of the Supplier, but any action taken by Lessee by reason of such assignment shall be at Lessee's sole expense and shall be consistent with Lessee's obligations under each Lease. Lessor makes no and hereby disclaims any and all warranties, express or implied, as to the tax or accounting treatment of any Lease.

8. **REPRESENTATIONS, WARRANTIES AND COVENANTS**. (a) Lessee represents, warrants and covenants with Lessor that: (i) Lessee has the form of business organization indicated above; Lessee is duly organized in the state of organization set forth above; and is existing, in good standing and qualified to do business wherever necessary to carry on its present business and operations and to own its property; (ii) each Lease, when entered into has been duly executed and authorized, requires no further shareholder, member, partner or other third party approval of, or the giving of notice to, any governmental authority and does not contravene any law, regulation or other governmental order, any certificate or articles of incorporation or bylaws or partnership certificate or operating agreement, or any agreement, indenture, or other instrument to which Lessee is a party or by which it may be bound and constitutes a legal, valid, and binding obligation of Lessee enforceable in accordance with its terms; (iii) Lessee or any other person who owns a controlling interest or otherwise controls Lessee in any manner is not listed on the Specially Designated

Nationals and Blocked Persons Lists maintained by the Office of Foreign Assets Control or other similar lists maintained by the federal government or in violation of any anti-money laundering or similar law; (iv) there are no pending or threatened actions or proceedings before any court or agency which may to a material extent adversely affect Lessee or any guarantor's financial condition or continued operation (except as Lessee have otherwise previously disclosed to Lessor in writing); (v) Lessee is solvent and has the ability to pay Lessee's debts when they come due and Lessee is not contemplating and has not contemplated relief under any bankruptcy laws or other similar laws for the relief of debtors, except as disclosed to Lessor in writing; (vi) all of Lessee's financial statements and other information heretofore given and hereafter to be given to Lessor are and will be true and complete in all material respects as of their respective dates, and fairly represent and will fairly represent Lessee's financial conditions, and no material adverse change has or will have occurred in Lessee's financial conditions reflected therein after the respective date thereof upon delivery to Lessor, unless Lessee notifies Lessor in writing of the same; (vii) neither Lessee nor any of Lessee's officers or employees is an agent or employee of any Supplier or receives compensation of any kind from any Supplier; and (viii) the Equipment will not be used to store, transport, contain or deliver any hazardous, polluting, or toxic or similar materials regulated by any state or federal environmental or similar laws or transport any persons for hire. Lessee acknowledges that Lessor has not made any representation or warranty as to the legal, accounting or tax characterization or effect of any Lease or any financing contemplated hereby. All representations and warranties contained herein shall be continuing in nature.

(b) Lessee shall not (i) voluntarily or involuntarily create, incur, assume or suffer to exist any mortgage, lien, security interest, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Equipment (except by, through or in favor of Lessor); (ii) lease or otherwise finance upgrades or additions to Equipment with any party other than Lessor without prior written consent of Lessor; (iii) permit the name of any person, association, corporation or other business entity other than Lessor or Lessee to be placed on the Equipment; (iv) except as otherwise agreed to by Lessor in writing, part with possession or control of or suffer or allow to pass out of its possession or control any item of the Equipment or change the location of the Equipment or any part thereof from the address shown in the Lease; provided, that motor vehicles, trailers, construction equipment and other mobile equipment may be moved in accordance with all applicable laws and the other terms of the Lease to other locations within the continental United States of America (excluding Alaska) so long as Lessee otherwise complies with the terms of the Lease and such Equipment is garaged at the location specified in the Lease or otherwise approved in writing by Lessor; or (v) change (A) its legal name or primary address from that set forth above, (B) the state under whose laws it is organized as of the date of this Master Agreement, or (C) the type of organization under which it exists as of the date of this Master Agreement.

9. USE; REPAIRS; LOSS AND DAMAGE. (a) Lessee covenants and agrees that: (i) Lessee will maintain and use the Equipment in a prudent, businesslike manner for its originally-intended purpose, in the ordinary course of Lessee's business, and only in accordance with applicable laws, warranty provisions, requirements of insurance, operating manuals, rules regulations, and orders of any judicial, legislative or regulatory body having power to supervise or regulate the use, operation or maintenance thereof, including licenses, permits and registration requirements and operating manuals and instructions provided by the Supplier thereof; (ii) Lessee will keep the Equipment in good condition and working order and shall replace or restore and maintain any part of the Equipment by qualified personnel at all times during the Lease; and (iii) Lessee will make no modification to any item of Equipment without Lessor's prior written consent, but Lessor will, unless otherwise directed by Lessor, make all modifications and maintenance, at its sole cost and expense, required hereunder or by applicable law, or recommended or required by any Supplier, operating instructions or requirements of any insurer or maintenance organization servicing the Equipment, provided, that all parts, mechanisms, devices and other property installed on the Equipment shall immediately become part of the Equipment and the property of Lessor and such maintenance or modifications shall be performed by qualified personnel only.

(b) Lessee shall bear the entire risk of loss, theft, damage to or destruction of the Equipment (including any condemnation, seizure, or requisition of title or use) (collectively an "**<u>Event of Loss</u>**") from any cause whatsoever. No Event of Loss shall relieve Lessee from making any Rent payment or any other obligations hereunder. Lessee shall immediately notify Lessor of any insurance claim and of any Event of Loss resulting in five thousand dollars ($5,000.00) or more of damage to any Item of Equipment, and inform Lessor of the circumstances and extent of the Event of Loss and, at the option of Lessor, Lessee shall (i) place such Equipment in good repair and working order so that the Equipment is of at least the same utility, value and marketability; or (ii) replace such Equipment with like Equipment that is at least of the same utility, value and marketability, with clear title to the replacement Equipment in Lessee and not subject to any security interest by any other party other than Lessor; or (iii) promptly pay to Lessor an amount under the applicable Lease equal to the "**<u>Casualty Value</u>**". Casualty Value means the sum of: (A) any accrued and unpaid Rent or other amounts due as of the date of calculation by Lessor, plus (B) the present value of all future Rent discounted to present value using the a discount rate equal to the federal funds rate as announced by the Wall Street Journal as of the date of calculation (the "**<u>Discount Rate</u>**"), plus (C) Lessor's estimate of the anticipated residual value of the Equipment at the end of the Initial Lease Term discounted to present value at the Discount Rate, plus (D) any other amounts Lessor reasonably determines is necessary for Lessor to realize the benefit of Lessor's bargain. Lessor may require that Lessee perform option (iii) of this Section 9(b) whether all or only a portion of the Equipment experiences an Event of Loss, and if only a portion of the Equipment, Lessor shall apportion Casualty Value reasonably so as to maintain the value of the remaining Equipment and compensate Lessor for the loss. Any proceeds received by Lessor or Lessee as the result of an Event of Loss with respect to any Item (including insurance

proceeds and proceeds of condemnation or requisition) shall be applied at Lessor's election, in whole or in part, to (1) repair or replace such Item or any part thereof, or (2) satisfy any of Lessee's Obligations. If no Event of Default has occurred and is continuing and no event or condition has occurred that with notice and/or passage of time could constitute an Event of Default, upon the payment of the Casualty Value with respect to any Lease, and the payment of any and all other amounts due and payable to Lessor, Lessor shall, as appropriate (A) convey to Lessee, as-is, where-is and without representation or warranty, or (B) release its security interest in, such Items, without releasing Lessee from its obligations hereunder.

10. **INSURANCE.** Lessee shall, at Lessee's sole cost and expense, commencing with the delivery of any Equipment to Lessee under each Lease and continuing during the entire term of such Lease and until Lessee's obligations with respect to such Lease are satisfied in full, procure and maintain insurance coverage in such amounts (including deductibles), in such forms and with responsible insurers, all as satisfactory to Lessor in its reasonable discretion (which may on reasonable notice require Lessee to change such form, amount or company), including: (a) comprehensive general liability insurance insuring against liability for property damage, death and bodily injury resulting in any way from the Equipment, with minimum limits of $2,000,000 per each occurrence (or such other amounts as set forth in the Lease), with Lessor and Lessor's successors and/or assigns named as additional insureds; (b) all risk physical damage insurance against all risks of theft, loss or damage from every cause whatsoever in an amount not less than the greater of the full replacement cost of each item of Equipment or the Casualty Value, with Lessor and Lessor's successors and/or assigns named as lender loss payee; and (c) if reasonably requested by Lessor, other or additional coverage. Lessee shall waive Lessee's rights and have Lessee's insurance carrier waive its right of subrogation against Lessor for any and all loss or damage. All policies shall contain clauses requiring the insurer to furnish Lessor with at least thirty (30) days prior written notice of any material change, cancellation, or nonrenewal of coverage and stating that coverage shall not be invalidated against Lessor or Lessor's assigns because of any violation of any condition or warranty contained in any policy or application therefor by Lessee or by reason of any action or inaction of Lessee. Lessee agrees to inform Lessor immediately in writing of any notices from, or other communications with, any insurers that may in any way adversely affect the insurance policies being maintained pursuant to this Section or of any insurance claims. No insurance shall be subject to any co-insurance clause. Lessee agrees to deliver to Lessor evidence of compliance with this Section satisfactory to Lessor in its reasonable discretion, including any requested copies of policies, certificates and endorsements, with premium receipts therefor, on or before the date of execution by Lessee of the applicable Lease and thereafter within two (2) business days after Lessor's request. If Lessee shall fail to carry any insurance required hereunder, Lessor (without obligation and without waiving any Event of Default or Default by Lessee hereunder) may do so at Lessor's sole option and at Lessee's sole cost and expense. Any such insurance will not benefit Lessee and will be more expensive than insurance Lessee might arrange. Lessor may charge a reasonable administration fee and may make a profit on its provision of any such insurance. Lessee agrees that Lessor is not a seller of insurance nor is Lessor in the insurance business. Any insurance proceeds received by Lessor will be applied, to repair or replace the Equipment, or to pay Lessor the Casualty Value as described herein. Lessor shall be under no duty to ascertain the existence of or to examine any such policy or to advise Lessee in the event any such policy shall not comply with the requirements hereof.

11. **DEFAULTS.** An "**Event of Default**" shall be deemed to have occurred under all Leases upon the occurrence of any of the following events or circumstances: (a) Lessee shall fail to pay any Rent or other amount owed to Lessor when due;; (b) Lessee shall (i) fail to maintain insurance in accordance with Section 10 hereof, (ii) breach of any of the terms of Section 8(b) or 16, (iii) attempt to repudiate any Lease or its acceptance of any Equipment, (iv) change its legal name, state of organization or organizational structure without the prior written consent of Lessor, (v) fail or refuse to return any Equipment as provided in the Lease or (vi) fail or refuse to give any notice material to Lessor's rights or exposure hereunder; (c) Lessee shall fail to observe or perform any other covenant, condition, representation, warranty or agreement to be observed or performed by Lessee and, if such failure can be cured, such failure shall continue for a period of ten (10) calendar days after Lessee's receipt of written notice from Lessor; (d) Lessee shall default under any present or future note, security agreement, equipment lease, title retention, conditional sales agreement or any other agreement for money borrowed or the lease of real or personal property beyond any period of grace provided with respect thereto whether with Lessor, its Affiliates, or any third party if the effect of such default is to cause or permit the holder of such indebtedness to cause such indebtedness to become due prior to its stated maturity; (e) Lessee shall (i) be legally dissolved, adjudicated insolvent or bankrupt or cease to pay its debts as they mature, make a general assignment for the benefit of, or enter into an arrangement with, creditors; (ii) apply for or consent to the appointment of a receiver, trustee or liquidator of it or a substantial part of its property; (iii) take action to dissolve or terminate its legal existence, or authorize or file a voluntary petition in bankruptcy or under any similar law, consent to such a petition, or suffer such a petition or proceeding to be instituted against it which remains undismissed for a period of sixty (60) days; (iv) merge, sell substantially all of its assets, or experience a change of more than fifty percent (50%) of its ownership; or (v) experience either (A) a change in senior management or (B) a material adverse change in its business or financial condition after the date hereof, which change, in either case, causes Lender reasonably to deem itself insecure as to Lender's creditworthiness or ability to perform under the Agreement; or (f) if Lessee is an individual whether or not operating as a sole proprietorship, Lessee dies, becomes disabled or be declared legally incompetent; (g) if Lessee is a partnership or limited liability company, any member or partner of Lessee shall die, become disabled or be declared legally incompetent by a court of competent jurisdiction; or (h) if any guarantor of Lessee's obligations hereunder (a "**Guarantor**") shall (i) breach any covenant, condition or agreement of a guaranty executed by a Guarantor for

Lessor's benefit; (ii) die or become legally incompetent (if an individual); (iii) attempt to repudiate any Guaranty or other obligation to Lessor; or (iv) suffer any condition or commits any act which, if suffered or committed by Lessee, would constitute an Event of Default under any Lease. An Event of Default under any Lease shall, at the option and discretion of Lessor, constitute an Event of Default under all such other Leases and constitute a default under any agreement, instrument, guaranty, loan, lease, promissory note, letter of credit, guaranty or other obligation of any kind on the part of Lessee in favor of Lessor or any of its Affiliates ("**Other Agreements**"). Notwithstanding anything herein to the contrary, the foregoing cross default provisions shall apply to the benefit of Lessor and Lessor's assignees only to the extent that Lessor or such assignee is also the lender, lessor or assignee of one or more Leases or Other Agreements. As used herein "Affiliate" of a person or entity means any person or entity which directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting stock or other interest of such person or entity or directly or indirectly controls, is controlled by, or is under common control with such person where the term "control" means the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities, by contract, or otherwise.

12. **REMEDIES.** If an Event of Default shall have occurred, Lessor may exercise any of the following remedies with respect to any or all Equipment and Leases: (a) cancel or terminate the Lease with or without written notice to Lessee, whereupon all rights of Lessee to use the Equipment (but none of Lessee's obligations) shall cease and terminate; (b) require Lessee to pay to Lessor, as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the Casualty Value plus all costs and expenses incurred by Lessor in any repossession, recovery, storage, repair, sale, release, or other disposition of the Equipment or Lessor's enforcement of Lessor's rights hereunder, including Attorneys' Fees and costs;.; (c) require Lessee to return the Equipment in accordance with the terms hereof; (d) enter the Equipment location and disable, take immediate possession of and/or remove the same by summary proceedings or otherwise, all without liability of Lessor to Lessee for or by reason of damage to property or such entry or taking possession; (e) if Lessor repossesses the Equipment, in Lessor's sole discretion, re-lease or sell any Equipment at a public or private sale, whether the Equipment is present or not and in such manner and on such terms as Lessor shall deem reasonable, without any duty to account to Lessee and the proceeds of any such sale or lease shall be applied to reimburse Lessor for any amounts owed to Lessor. Lessor shall be entitled to any surplus and Lessee shall remain liable for any deficiency (for purposes of this Section, the proceeds of any lease of repossessed Equipment by Lessor shall be the amount reasonably assigned by Lessor as the cost of such Equipment in determining the rent under such lease; (f) at Lessor's sole discretion, remedy such Event of Default for the account of and at the expense of Lessee; (g) recover interest on any unpaid Rent or any amounts due hereunder from Lessee from the date it was due until fully paid at a rate equal to eighteen percent (18%) per annum or the maximum rate permitted by law, if lower; and (h) exercise any other right or remedy at law, or in equity or bankruptcy, including specific performance or damages for the breach hereof, including reasonable Attorney's Fees and court costs. If any Lease is determined by a court of competent jurisdiction to be a loan or secured transaction and not a "lease" under applicable law, Lessee further agrees that Lessor shall have all the rights and remedies of a secured party under Article 9 of the UCC. Each remedy shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. No express or implied waiver of any Event of Default shall constitute a waiver of any of Lessor's other rights. A cancellation or termination hereunder shall occur only upon notice by Lessor and only as to such Items as Lessor specifically elects to cancel or terminate and any other Lease shall continue in full force and effect as to the remaining Items, if any. Any Rent received by Lessor may be applied to any unpaid obligations as Lessor in Lessor's sole discretion may determine. If a rate for purposes of calculating a Discount Rate referred to above is not published in such publication-referenced hereinabove, such rate shall be taken from a reputable source selected by Lessor. Notwithstanding the foregoing, if a table or addendum is attached to any Lease that contains another method for establishing a Discount Rate, then the table or addendum shall control.

13. **ADDITIONAL SECURITY; SECURITY DEPOSIT.** In addition to Advance Rent, which shall not be deemed a Security Deposit, Lessor may require Lessee to deposit a security deposit (a "**Security Deposit**") which shall be specified in a Lease. Any Security Deposit deposited with Lessor need not be held in a separate account and shall not bear interest. Lessor may, but shall not be required to, apply all or any portion of the Security Deposit to any obligation of Lessee under the applicable Lease. If Lessor applies the Security Deposit to Lessee's obligations, Lessee shall immediately restore the Security Deposit to its full amount. Upon Lessee's satisfactory performance of all terms under the applicable Lease, if Lessee is not in default under any Lease or Other Agreement any remaining balance of the Security Deposit shall be, upon Lessee's written request at the end of the Initial Lease Term refunded to Lessee within a reasonable period of time. Lessee grants Lessor a security interest in any and all accounts, money on deposit and certificates of deposit at, with or issued by, Lessor or Lessor's Affiliates, which shall be subject to a right of setoff to the extent permitted by law; provided, however that such security interests shall be solely for the benefit of Lessor and any of Lessor's Affiliates (but not to any unaffiliated assignee of Lessor). Lessor shall have all remedies with respect to this additional collateral as are set forth in Section 12 above and as are set forth in such Other Agreements.

14. **NOTICES.** Any notices and demands required or permitted hereunder shall be sent in writing to Lessor or Lessee at the addresses set forth on the first page hereof or to any other address as may be specified by a party by a notice given as provided herein and shall be sent by certified mail (return receipt requested), by a nationally recognized express courier service (such as Federal Express) or personally served. Each such notice shall be deemed to be given when mailed upon deposit in any depository

maintained by the United States Post Office, when deposited with a nationally recognized courier service or if personally served.

15. POWER OF ATTORNEY; FURTHER ASSURANCES. Lessee shall promptly execute and deliver to Lessor such further documents and take such further actions as Lessor may require in order to more effectively carry out the intent and purpose of each Lease. Lessee hereby grants to Lessor a power of attorney in Lessee's name, which is irrevocable and coupled with an interest, (a) to execute any such instruments, financing statements, documents, agreements and filings which Lessor deems necessary to protect Lessor's interest hereunder and in the Equipment and proceeds thereof, including insurance proceeds; and (b) to apply for a certificate of title for any item of Equipment that is required to be titled under the laws of any jurisdiction where the Equipment is or may be used and/or to transfer title thereto upon the exercise by Lessor of its remedies upon default by Lessee under the Lease, provided that Lessee shall furnish to Lessor all certificates of title within thirty (30) days of any titling effected by Lessee. If Lessee fails to perform or comply with any of its agreements, provide any indemnity or otherwise perform any obligation hereunder that may be performed by the payment of money, Lessor may, in addition to and without waiver of any other right or remedy, perform or comply with such agreements in its own name or in Lessee's name as attorney-in-fact, and, upon demand, Lessee agrees to reimburse Lessor immediately for the amount of any payments or expenses incurred by Lessor in connection with such performance or compliance, together with interest thereon at the rate of one percent (1.0%) per month or the highest rate allowable under applicable law, whichever is lower.

16. ASSIGNMENT. LESSEE MAY NOT SELL, TRANSFER, ASSIGN, SUBLEASE, RENT OR OTHERWISE TRANSFER POSSESSION OF ANY EQUIPMENT OR ITS RIGHTS OR OBLIGATIONS UNDER EACH LEASE WITHOUT LESSOR'S PRIOR WRITTEN CONSENT. Each Lease and any or all of the rights of Lessor thereunder shall be assignable and transferable by Lessor absolutely or as security, without notice to Lessee, subject to the rights of Lessee hereunder. Upon request to Lessee by Lessor of any such assignment or transfer, Lessee shall promptly acknowledge in writing its obligations under the Lease. The term Lessor shall mean, as the case may be, any assignee of Lessor. Any such assignment shall not relieve Lessor of its obligations hereunder unless specifically assumed by the assignee. LESSEE AGREES IT SHALL PAY SUCH ASSIGNEE ALL RENT AND OTHER PAYMENTS WITHOUT ANY DEFENSE, RIGHTS OF SETOFF OR COUNTERCLAIMS (WHICH SHALL NOT BE ASSERTED AGAINST AN ASSIGNEE) AND SHALL NOT HOLD OR ATTEMPT TO HOLD SUCH ASSIGNEE LIABLE FOR ANY OF LESSOR'S OBLIGATIONS.

17. NON-CANCELABLE NET LEASE; LESSEE'S OBLIGATIONS UNCONDITIONAL. EACH LEASE IS A NET LEASE. LESSEE'S OBLIGATION TO PAY RENT, TO PAY OTHER SUMS WHEN DUE AND TO OTHERWISE PERFORM AS REQUIRED UNDER EACH LEASE IS ABSOLUTE AND UNCONDITIONAL AND SHALL NOT BE SUBJECT TO ANY ABATEMENT, REDUCTION, SETOFF, DEFENSE, OR COUNTERCLAIM FOR ANY REASON WHICH LESSEE MAY HAVE AGAINST ANY PERSON FOR ANY REASON WHATSOEVER OR ANY MALFUNCTION, DEFECT OR INABILITY TO USE ANY ITEM OF EQUIPMENT. NO LEASE MAY BE TERMINATED, CANCELLED OR "PREPAID" EXCEPT AS EXPRESSLY STATED THEREIN.

18. RETURN OF EQUIPMENT. Unless Lessee purchases the Equipment or renews the Term (in either case, if allowed in accordance herewith), upon expiration, cancellation or termination of the Initial Lease Term, or any renewal term thereof, Lessee shall at its sole cost and expense, (i) place the Equipment in the condition required in the Lease and as good condition as when received, less ordinary wear and tear; (ii) cause the Equipment to be shipped and insured as required hereunder, free and clear of all liens, encumbrances and rights of others pursuant to Supplier's specifications, to a location within the continental United States specified by Lessor such that the Equipment is delivered to Lessor by the date of the expiration of the Term (or immediately in the event of termination or cancellation), provided that Equipment that does not consist of motor vehicles shall also be properly disconnected and crated; (iii) at Lessor's request, remove any information designated by Lessor that is saved, stored, filed or otherwise located in or on the Equipment, including computer programs, files, writings, records, software or other data or information; and (iv) upon Lessor's request, provide Lessor written certification by the Supplier that the Equipment qualifies for maintenance from the manufacturer or an maintenance organization acceptable to Lessor and that it contain all current manufacturer-prescribed engineering changes, modifications or upgrades. In addition to Lessor's other rights and remedies under any Lease, if the Equipment is not returned in a timely fashion, or if repairs are necessary to place any items of Equipment in the condition required herein, Lessee shall continue to pay to Lessor Holdover Rent for the applicable Lease with respect to such items of Equipment, for delay in redelivery, or for the time reasonably necessary to accomplish such repairs together with the cost of such repairs. Lessor's acceptance of such rent on thereof does not constitute a renewal of the term of the related Lease or a waiver of Lessor's right to prompt return of the Equipment in proper condition.

19. REPORTS. Lessee will furnish (or cause to be furnished) to Lessor as soon as the same become available, but in any event, unless otherwise specified in the applicable Lease, (i) within one hundred and twenty (120) days after the close of each fiscal year, audited financial statements (unless otherwise stated in a Lease) reflecting Lessee's operations during such fiscal year, including without limitation a balance sheet and profit and loss statement; (ii) within forty-five days (45) of the last day of each March, June, September and December (collectively a "**Quarter-End**") other than Lessee's fiscal year-end, management-prepared financial statements including without limitation a balance sheet and profit and loss statement; and (iii) with respect to any guarantor

of Lessee's obligations, if guarantor is an individual, a personal financial statement on an annual basis and a copy of such guarantor's personal tax returns when filed, but in no event later than forty-five (45) days from the deadline to file such personal tax returns, and if guarantor is a corporation, limited liability company or other legal entity, unless otherwise specified in the applicable Lease, within one hundred and twenty (120) days after the close of each fiscal year of guarantor, audited financial statements reflecting the operations of guarantor during such fiscal year, including without limitation a balance sheet and profit and loss statement and within forty-five days (45) of the last day of each Quarter-End other than guarantor's fiscal year-end, management-prepared financial statements including without limitation a balance sheet and profit and loss statement. Lessee shall ensure that all such statements are in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year or Quarter-End and accompanied by a certificate of Lessee's chief financial officer, or the chief financial of guarantor, respectively, which certificate shall state that such financial statements fairly present the consolidated financial condition and results of operations (subject to normal year end adjustments). Lessee agrees to also deliver or cause to be delivered such other information as Lessor may reasonably request from time to time, including without limitation other financial statements and information pertaining to Lessee or any guarantor.

20. **MISCELLANEOUS.** (a) No forbearance, omission, delay, or failure at any time to require strict performance by Lessee of any provision of this Master Agreement by Lessor shall be deemed to create a waiver or course of dealing. A waiver on one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No waiver or consent shall be binding upon Lessor unless it is in writing and signed by an authorized officer of Lessor. Unless otherwise specifically stated in writing with a reference to the UCC by Lessor, any such action shall be deemed a cancellation under Section 2A-505 and all references to "termination" due to an Event of Default in any document executed in connection with this Master Agreement or any Lease shall mean and include cancellation. To the extent permitted by applicable law, Lessee hereby waives the benefit and advantage of, and covenants not to assert against Lessor, any valuation, inquisition, stay, appraisement, extension or redemption laws now existing or which may hereafter exist which, but for this provision, might be applicable to any sale or re-leasing made under the judgment, order or decree of any court or under the powers of sale and re-leasing conferred by the Lease or otherwise. To the extent any amount payable by Lessee due to a cancellation or termination of any Lease prior to its scheduled expiration (including any prepayment premium or the result of any present value calculation) exceeds the amount payable by Lessee if such Lease were to continue to its scheduled expiration, Lessee agrees that such overage is reasonable compensation to Lessor for loss of its intended bargain, make-whole, amortization of costs and overhead allocable to such Lease, and other agreed and appropriate charges or liquidated damages. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON LESSEE BY ARTICLE 2A-507 THROUGH 2A-522 OF THE UCC, including Lessee's rights to: (i) cancel the Lease; (ii) repudiate the Lease; (iii) reject the Equipment; (iv) revoke acceptance of the Equipment; (v) recover damages from Lessor for any breaches of warranty or for any other reason; (vi) claim a security interest in the Equipment in Lessee's possession or control for any reason; (vii) deduct all or any part of any claimed damages resulting from Lessor's default, if any, under the Lease; (viii) accept partial delivery of the Equipment; (ix) "cover" by making any purchase or lease of or contract to purchase or lease equipment in substitution of the Equipment relating to the Lease; (x) recover any general, special, incidental, or consequential damages, for any reason whatsoever from Lessor; and (xi) specific performance, replevin, detinue, sequestration, claim, delivery or the like for any Equipment related to the Lease. To the extent permitted by applicable law, Lessee also waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages or which may otherwise modify any of Lessor' rights or remedies under Section 12. (b) TIME IS OF THE ESSENCE OF EACH LEASE. Each Lease shall only be valid when accepted in writing by Lessor at Lessor's home office and each Lease may only be modified in a writing signed by Lessor and Lessee. Whether or not expressly stated herein, Lessee's obligations with respect to indemnification, taxes, reimbursements for expenses and other obligations arising during the term of each Lease shall survive the expiration or termination of such Lease, and any notification of payoff amount, acceptance of designated final payment or other arrangement between the parties shall not release Lessee from such obligations unless specifically so stated in writing. This is an agreement of lease and, unless otherwise stated in the applicable Lease, it is the intention of the parties that (a) each Lease constitutes a true lease, (b) Lessor shall retain title to the Equipment at all times; (c) if the Lease includes a nominal purchase option, Lessee will be deemed to have exercised Lessee's option to purchase the Equipment as of the Commencement Date; and (d) Lessee's interest in such Item shall be only as expressly stated herein. If, notwithstanding the intention of the parties, any Lease is deemed to be a loan or secured transaction or such Lease contains a $1.00 or mandatory purchase amount: (i) Lessee hereby grants Lessor as security for the obligations of Lessee under this Master Agreement and each Lease hereunder, a first priority security interest in the Equipment leased or financed thereunder (including but not limited to, all inventory, fixtures and other property comprising the same together with any related software (embedded therein or otherwise), but only to the extent that the attempt to grant such security interest would not void the license to such software), and all general intangibles, payment intangibles, accessions, additions, attachments, accessories and accessions to the Equipment and any rents, monies, subleases, chattel paper, accounts, rebates, credits and security deposits relating to the foregoing and any and all proceeds (including insurance and non-cash proceeds therefor); (ii) Lessee authorizes Lessor to file financing statements, and amendments thereto, along with any other information applicable under the UCC describing the Equipment in the manner and jurisdiction or filing office in which Lessor determines best protects Lessor's interest; and (iii) monthly Payments for such Equipment shall be reduced so that any interest portion is the lower of the rate specified

herein or the highest rate permitted by applicable law. Nothing herein shall imply that Lessor is a "merchant". Whenever terms such as "include" or "including" are used in any Lease, they mean "include" or "including", as the case may be, without limiting the generality of any description or word preceding such term. Each Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns (subject nevertheless to restrictions provided in Section 16). As used herein, "business day" refers to a day when state and federal banks are required to be open for business in the State of Texas. The terms "**herein**" or "**hereunder**" or like terms shall refer to a Lease as a whole and not to a particular Section. The captions or headings herein are made for convenience and general reference only. All singular terms shall include the plural forms thereof, and vice versa. All references to Sections hereunder shall be deemed to refer to Sections of this Master Agreement, unless otherwise expressly provided. All references to an "item" or "items" or the "Equipment" shall include each and all portions of the Equipment, no limitation being intended by the choice of terms. As each Lease has been drafted by Lessor's counsel as a convenience to the parties and Lessee has had the opportunity to review it with counsel of Lessee's choice, each Lease shall not be construed against any party by reason of draftsmanship. Any provision of any Lease which is unenforceable shall not affect the enforceability of the remaining provisions hereof. In the event that any of the terms and provisions hereof are in violation of or prohibited by any law, statute or ordinance of the state or county, or in the city where it is used, such terms and provision shall be deemed amended to conform to such law, statute or ordinance without invalidating any other terms and provisions of any Lease. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given. Lessee agrees THIS MASTER AGREEMENT AND ALL SCHEDULES, ACCEPTANCE CERTIFICATES AND OTHER DOCUMENTS EXECUTED CONTEMPORANEOUSLY HEREWITH ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE TERMS OF THIS AGREEMENT AND SUPERSEDE ALL PRIOR PROPOSALS, AGREEMENTS AND COMMUNICATIONS, WHETHER ORAL OR WRITTEN, BETWEEN LESSEE AND LESSOR REGARDING THE SUBJECT MATTER HEREOF.

(c) This Master Agreement, each Lease and all documents executed in connection herewith may be executed and delivered in counterparts all of which shall constitute one and the same agreement. The exchange of signed copies by facsimile or electronic transmission (including pdf files) shall constitute effective execution and delivery and may be used in lieu of manually signed documents. Signatures of the parties transmitted by facsimile or electronic transmission qualify as authentic original signatures for purposes of enforcement thereof, including all matters of evidence and the "best evidence" rule. For purposes of perfection of a security interest in chattel paper under the UCC, only the counterpart of a Lease that bears Lessor's manually-applied "wet ink" signature and is marked "Original" by Lessor shall constitute chattel paper. If a Lease is in an electronic medium under the control of Lessor, Lessor's assignee, any assignee in Lessor's chain of ownership, or the designated custodian of any of them, then the counterpart identified by Lessor or such assignee as the authoritative copy shall be electronic chattel paper and constitute the authoritative copy. Possession of the chattel paper or control of the electronic chattel paper shall perfect the controlling party's security interest. No security interest in a Lease can be perfected by possession or control of any other copy, including any paper copy on which the designation of "Original" has been stricken or replaced with a notation that an authoritative copy in electronic medium exists.

(d) The parties agree that each Lease is a "Finance Lease" as that term is defined in Section 2A of the Uniform Commercial Code as currently adopted in the State of Texas (the "**UCC**") and that no Lease is a "Consumer Lease" or relates to a "Consumer Transaction" as such terms are defined in the UCC and that no Equipment will be used for consumer, family, agricultural or household purposes. In the event of any determination that a Lease is not a Finance Lease, Lessor and Lessee shall nevertheless have all the rights and remedies of a lessor and lessee, respectively, under a Finance Lease. Lessee may contact the manufacturer, vendor, dealer or supplier of the Equipment (each such party being herein referred to as a "**Supplier**") for a copy or description of any rights Lessee may have arising from a purchase order or supply contract. It is expressly understood and agreed that this is a leasing contract only and Lessee acknowledges and agrees that it shall not acquire title to, or any right or interest other than a leasehold interest in, any Equipment by virtue of this Master Agreement or any Lease or its possession or use of the Equipment.

(e) Each Lease, this Master Agreement and all documents executed in connection therewith shall in all respects be governed by and construed in accordance with the laws of the State of Texas, including all matters of construction, validity and performance. Lessee acknowledges that this each Lease was entered into in the State of Texas and that the parties have agreed to the terms of each Lease with the understanding that any action or proceeding regarding this Master Agreement, any Lease, the Equipment or any cause of action whatsoever arising from or related to this Master Agreement shall be maintained in the state or federal courts in said state and Lessee hereby submits to jurisdiction and venue, waiving any claim of improper jurisdiction or venue or forum non conveniens, agreeing to accept service at Lessee's place of business in any such action. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO EACH LEASE HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH ANY LEASE, THE EQUIPMENT OR THIS MASTER AGREEMENT.

IN WITNESS WHEREOF, the parties have caused this Master Agreement to be executed by their duly authorized representatives as of the date first above written.

LESSOR:
EQUIFY FINANCIAL, LLC

By: Signed by: Kent Hammett
28B060CAB0CC447...

Title: ______________________

LESSEE:
NextNRG, Inc.

By: Signed by: Michael D. Farkas
573C883B8574427...
Michael D. Farkas

Title: President